UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 29, 2005

                             IBHAS TECHNOLOGIES INC
                             ----------------------
             (Exact name of registrant as specified in its charter)



          Nevada                         000-50329              98-0370398
--------------------------------------------------------------------------------
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)


                              ZEEV SHERF STREET #14
                                 JERUSALEM 97842
                                     ISRAEL
              (Address of principal executive offices and Zip Code)

                                +972 545-662-102
               Registrant's telephone number, including area code

                                   Copies to:
                             Gregory Sichenzia, Esq.
                             Sanny J. Barkats, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

      An investment group (the "Group") acquired an aggregate of 2,100,000 shares of the outstanding common stock (the "Shares") of IBHAS TECHNOLOGIES INC., a Nevada corporation ("IBHAS" or the "Company") from Benjamin West, Mohanad Shurrab and Abdellatif Anabtawi (the "Sellers"). Such Shares represent approximately 76.6% of the issued and outstanding shares of the common stock of IBHAS. The acquisition was completed pursuant to the terms of a Stock Purchase Agreement dated June 29, 2005, by and between the Group and the Sellers. The aggregate purchase price paid by the Group to the Sellers for the Shares was $150,000.

      In connection with the sale of the Shares, Benjamin West resigned as a member of the board of directors on July 29, 2005. Subsequent to the foregoing resignation, Jack Hornestein was appointed as a member of the board of directors of the Company. From 1997 until 2004 Mr. Hornstein worked for Bombardier Aerospace Inc., as a Stress Section Chief, supervising a group of stress engineers responsible for all aspects of the structural strength of the Dash 8 aircraft and the preparation of strength certification reports for the Bombardier RJ900 fuselage. Since 2004 Mr. Hornstein's title has been Senior Engineering Specialist mainly providing consulting in aircraft structure stress and design. Mr. Hornstein received a Bachelor of Science in aeronautical sciences from the Engineering Institute Technion, Haifa, Israel, in 1972.

      Certain Relationships and Related Transactions

      Jack Hornstein is the brother of Fredy Ornath, a holder of 1,601,665 shares of the Company's common stock, representing 58.45% of the Company's outstanding common stock.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      IBHAS TECHNOLOGIES INC

Date: July 29, 2005                   /s/ Jacob Eluz
                                      -----------------------------------
                                      Jacob Eluz
                                      President, Chief Executive Officer,
                                      Treasurer and Secretary